Exhibit 31.3

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dale E. Parker, certify that:

1.                   I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A of Image Sensing Systems, Inc. for its fiscal quarter ended June 30, 2015; and

2.                   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 22, 2015

/s/ Dale E. Parker
Name: Dale E. Parker
Title: Interim President and Interim Chief Executive Officer